UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2951 28th Street, Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 268-9444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 15, 2017 we and Hongkong Meisheng Culture Company Ltd., a Hong Kong corporation (“Meisheng”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) which provides, among other things, that we will sell 3,660,891 shares of our common stock (the “Shares”) to Meisheng for an aggregate price of $19,311,200, or $5.275 per share. The closing under the Purchase Agreement is subject to certain conditions, including approval by the stockholders of Meisheng’s parent company, Meisheng Culture & Creative Corp., Ltd. Meisheng currently owns 1,578,647 shares of our issued and outstanding shares of common stock (approximately 6.8% of our issued and outstanding shares of common stock). Following the consummation of the sale of the Shares, Meisheng will own approximately 19.5% of our issued and outstanding shares of common stock. We also agreed to provide Meisheng with certain demand and piggyback registration rights with respect to the Shares under a Registration Rights Agreement which will be entered into with Meishing concurrently with the closing under the Purchase Agreement. The Purchase Agreement also provides that we will appoint Mr. Xiaoqiang Zhao, the Executive Director of Meishing and Chairman of its parent company Meisheng Culture & Creative Corp., Ltd. to our Board of Directors and will continue to support his election to our Board of Directors at future Annual Meetings provided Meisheng owns at least 10% of our issued and outstanding shares of common stock. The Purchase Agreement provides that Meisheng will comply with customary standstill provisions for as long as Meisheng owns at least 10% of our issued and outstanding shares of common stock. The foregoing description of the Purchase Agreement and the Registration Rights Agreement is qualified in its entirety by reference to the agreements, copies of which are filed as exhibits to this Form 8-K and are incorporated by reference in this Item 1.01.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Equity Purchase Agreement dated as of March 15, 2017 between Registrant and Hongkong Meisheng Culture Company Ltd.
10.2	Registration Rights Agreement dated as of March __, 2017 between Registrant and Hongkong Meisheng Culture Company Ltd.
10.3	Press Release dated March 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: March 15, 2017
	By:	/s/ JOEL M. BENNETT
Joel M. Bennett, CFO

EXHIBIT INDEX

Exhibit	Description

10.1	Equity Purchase Agreement dated as of March 15, 2017 between Registrant and Hongkong Meisheng Culture Company Ltd.
10.2	Registration Rights Agreement dated as of March __, 2017 between Registrant and Hongkong Meisheng Culture Company Ltd.
10.3	Press release dated March 15, 2017